Capital Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Disclosure Of Capital Commitments And Contingencies [Abstract]
Capital commitments and contingencies

6. Capital commitments and contingencies

Other commitments

Collaboration and License Agreements

Cardiff University License

In August 2009, we entered into a research, collaboration and license agreement with Cardiff University and University College Cardiff Consultants Ltd., or Cardiff Consultants, which we refer to as the Cardiff Agreement. The Cardiff Agreement was subsequently renewed and expired at the end of March 31, 2022.

Prior to the expiration of the Cardiff Agreement, we notified Cardiff University and Cardiff Consultants regarding our selected ProTides for potential development of commercial products. Pursuant to the terms set out in the Cardiff Agreement, Cardiff University and Cardiff Consultants have granted us an exclusive worldwide license to use for all purposes the Cardiff intellectual property in respect of the nucleoside family of our selected ProTides. This license survives expiration of the Cardiff Agreement. During the license period Cardiff University and Cardiff Consultants may not undertake any research for any competing third party on nucleoside families of interest to us where such research would make use of the Cardiff intellectual property, or to grant rights in the Cardiff intellectual property to any third party for use in connection with nucleosides of interest to us.

On our filing, or that of a sublicensee, of patent applications resulting from research under the Cardiff Agreement, we will owe Cardiff Consultants certain immaterial payments. If we or our sublicensees develop and commercialize a product resulting from such research, we will owe Cardiff Consultants clinical development milestone payments of up to £1,875,000, provided that such milestone payments are due only with respect to the first product within each nucleoside family to achieve the milestone. We will also owe Cardiff Consultants royalties equal to a low-single digit percentage on our sales of a product resulting from such research. Should we sublicense our right to commercialize a product resulting from the research, we will owe Cardiff Consultants a high-single digit percentage of payments received in consideration of the sublicense.

Cardiff ProTides Agreement

In October 2009, we entered into a license and collaboration agreement with Cardiff ProTides Ltd., or Cardiff ProTides, which agreement was subsequently amended and restated as an assignment, license and collaboration agreement in March 2012 and was further amended in May 2012, which we refer to as the ProTides Agreement. Under the ProTides Agreement, we collaborated with Cardiff ProTides in the discovery, drug design and in vitro screening of purine and pyrimidine-based nucleosides as potential drug candidates. We funded certain work at Cardiff ProTides, and Cardiff ProTides has assigned to us all rights in the results of its research under the ProTides Agreement. Cardiff ProTides also assigned to us patents related to certain compounds of interest, including with respect to Acelarin, and granted us an exclusive, worldwide license, including the right to grant sublicenses, to rights in and technical information related to certain unpatented compounds for all therapeutic, diagnostic, prognostic and prophylactic applications.

6. Capital commitments and contingencies (continued)

If we or a sublicensee develop one or more products covered by a valid claim of an assigned patent or patent resulting from Cardiff ProTides’ research, such as Acelarin, we will owe Cardiff ProTides up to approximately $4.5 million in development and approval milestone payments in the aggregate for the first such product. Additional development and approval milestones would be payable for the first additional product in a new nucleoside series covered by a valid claim of an assigned patent or a patent resulting from Cardiff ProTides’ research, although the maximum potential value of such milestone payments is approximately half the value of the milestone payments associated with the first product. We will also owe Cardiff ProTides royalties equal to a percentage in mid- to high-single digits on sales of such products, subject to reduction under certain circumstances. Royalties on sales by sublicensees are set by formula, which formula would be likely to result in a royalty in the mid-single digits.

The ProTides Agreement expires, on a country-by-country basis, on the later of the expiration, invalidity, abandonment, lapsing or rejection of the last valid claim of an assigned patent or patent resulting from Cardiff ProTides’ research, or, if certain technical information licensed from Cardiff ProTides remains confidential or the product is covered by a period of data exclusivity, ten years from the date of first commercial sale of a product in such country. The ProTides Agreement may be sooner terminated on an uncured material breach, bankruptcy of a party or, by Cardiff ProTides, if we challenge, or assist in a challenge, of the validity or ownership of an assigned patent or patent resulting from Cardiff ProTides’ research, or fail to pay amounts payable under the ProTides Agreement. It may also be sooner terminated where sums payable by us remain unpaid for 45 days after we receive a notice from Cardiff ProTides that the relevant sums are overdue. Upon a termination of the ProTides Agreement, our license rights will terminate except where the breach results from certain breaches by Cardiff ProTides, in which case our license rights continue on a non-exclusive basis, subject to reduced payment obligations. Upon termination of the ProTides Agreement, including as a result of our breach, we will be under an obligation to assign back to Cardiff ProTides the patents which Cardiff ProTides originally assigned to us.

CROs and manufacturing commitments

We have agreed to make payments to CROs and manufacturers under various CRO and manufacturing agreements. We have not included further details on such contingent payment obligations as the amount, timing and likelihood of such payments are not fixed or determinable.

Other contingent liabilities

Under the U.K. share-based payment plan, the Company granted unapproved share options that have fully vested. If and when these share options are exercised, the Company will be liable for the Employer Class 1 National Insurance payable to HMRC in the U.K. This contingent liability will be determined based on the market value of the shares on exercise less the exercise price paid by the option holders, at the prevailing rate of Employer National Insurance (currently 13.8%). Based on the closing share price of ADSs on the Nasdaq Capital Market on December 29, 2023, the last trading day of the period to which these financial statements relate, and assuming full exercise of all outstanding and vested unapproved share options on that date, the Employer National Insurance contingent liability would have been £0.1 million (December 31, 2022: £0.1 million).